UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2024
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 E. Evelyn Ave. Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 21, 2024, Coursera, Inc. (“Coursera”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Coursera’s stockholders voted on three proposals, which are described in its definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”).

As of the record date of March 22, 2024, 157,323,962 shares of Coursera’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 137,092,440 shares of Coursera’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The final results for the votes regarding each proposal are set forth below.

Proposal 1: The following nominees were elected to serve as Class III directors on Coursera’s Board of Directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey N. Maggioncalda	97,225,804	14,471,976	25,394,660
Susan W. Muigai	110,868,548	829,232	25,394,660
Sabrina L. Simmons	93,309,648	18,388,132	25,394,660

Proposal 2: The compensation paid by Coursera to its named executive officers as disclosed in the Proxy Statement was approved, on a non-binding advisory basis. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
104,903,335	6,709,366	85,079	25,394,660

Proposal 3: The appointment of Deloitte & Touche LLP as Coursera’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. The voting results were as follows:

For	Against	Abstain
135,529,484	631,472	931,484

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	May 23, 2024	By:	/s/ Alan B. Cardenas
Alan B. Cardenas, Senior Vice President, General Counsel, and Secretary